UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): August 29, 2005

COLONIAL PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Alabama	1-12358	59-7007599
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2101 Sixth Avenue North, Suite 750, Birmingham, Alabama 35202
(Address of principal executive offices) (Zip Code)

         (205) 250-8700
(Registrant’s telephone number, including area code)

        Not applicable
(Former name or former address, if changed since last report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

        [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

        [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR              240.14d-2(b))

        [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR              240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

        Please refer to the disclosure provided under Item 3.03 of this Current Report on Form 8-K.

Item 3.03     Material Modification to Rights of Security Holders

        On August 29, 2005, Colonial Properties Trust (the “Company”) and EquiServe Trust Company, N.A., as successor to BankBoston, N.A., as Right Agent entered into a First Amendment to Rights Agreement (the “Amendment”), to amend that certain Rights Agreement, dated as of November 2, 1998 between the Company and the Rights Agent (the “Rights Agreement”). Each preferred share purchase right issued under the Rights Agreement, when exercisable, entitles the holder to purchase from the Company 1/10,000th of a Colonial Series 1998 preferred share at a price of $92.00 subject to adjustment. The description and terms of the rights are set forth in the Rights Agreement, a copy of which was filed as Exhibit 10.14 of the Company’s Annual Report on Form 10-K for the period ended December 31, 1998 and which is incorporated herein by reference.

        The Amendment, among other things: (i) changes the ownership threshold trigger from 15% to 20%; (ii) adds a TIDE (Three-Year Independent Director Evaluation) provision that requires the independent members of the Board of Trustees review the Rights Agreement, at least once every three years, to determine whether it should be continued or revoked; and (iii) adds a provision requiring the Board of Trustees to submit the Rights Agreement to the shareholders of the Company for ratification on or prior to December 31, 2008 if the Rights Agreement has not terminated on or prior to November 1, 2008 (the “Outside Termination Date”) and providing for termination of the Agreement on December 31, 2008 if the Rights Agreement is not ratified by the shareholders on or prior to December 31, 2008.

        A copy of the Amendment is attached as Exhibit 4.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(c) Exhibits

        Attached as exhibits to this form are the documents listed below:

Exhibit	Document
4.1
Rights Agreement, dated as of November 2, 1998, between Colonial Properties Trust and BankBoston, N.A. (incorporated by reference to Exhibit 10.14 in the Company's Annual Report on Form 10-K for the period ending December 31, 1998)

4.2	First Amendment to Rights Agreement, dated as of August 29, 2005, between the Company and EquiServe Trust Company, N.A., as successor to BankBoston, N.A., as Rights Agent
SIGNATURE Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL PROPERTIES TRUST
Date: September 1, 2005	By: /s/ John E.Tomlinson
Name: John E. Tomlinson
Title: Executive Vice President and Chief Accounting Officer
EXHIBIT INDEX

Exhibit	Document
4.1
Rights Agreement, dated as of November 2, 1998, between Colonial Properties Trust and BankBoston, N.A. (incorporated by reference to Exhibit 10.14 in the Company's Annual Report on Form 10-K for the period ending December 31, 1998)

4.2	First Amendment to Rights Agreement, dated as of August 29, 2005, between the Company and EquiServe Trust Company, N.A., as successor to BankBoston, N.A., as Rights Agent

EXHIBIT 4.2

FIRST AMENDMENT TO RIGHTS AGREEMENT

        THIS FIRST AMENDMENT TO RIGHTS AGREEMENT (the “Amendment”) is made as of August 29, 2005 between Colonial Properties Trust, an Alabama real estate investment trust (the “Company”), and EquiServe Trust Company, N.A., as successor to BankBoston, N.A. (the “Rights Agent”).

        WHEREAS, the Company and the Rights Agent are parties to that certain Rights Agreement dated as of November 2, 1998 (the “Original Rights Agreement”);

        WHEREAS, pursuant to Section 27 of the Original Rights Agreement, the Company and the Rights Agent may amend or supplement from time to time certain provisions of the Original Rights Agreement which the Company may deem necessary or desirable, without approval of holders of Rights Certificates (as defined in the Original Rights Agreement); and

        WHEREAS, the Company, through its Board of Trustees, has determined that it is necessary and desirable to amend the Original Rights Agreement as provided in this Amendment.

        NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Rights Agent hereby agree as follows:

1.     DEFINITIONS. Except as otherwise set forth in this Amendment, each capitalized term used in this Amendment shall have the meaning for such term set forth in the Original Rights Agreement.

2.     DEFINITION OF “AGREEMENT.” From and after the date hereof, all references in the Original Rights Agreement to the “Agreement” shall mean and refer to the Original Rights Agreement as modified by this Amendment.

3.     DEFINITION OF “ACQUIRING PERSON.” Section 1(a) of the Original Rights Agreement is hereby amended by deleting all references therein to “15%” and replacing them with “20%.”

4.     DEFINITION OF “DISTRIBUTION DATE.” Section 1(j) of the Original Rights Agreement is hereby amended by deleting the reference therein to “15%” and replacing it with “20%"

5.     CHANGE OF RIGHTS AGENT. The Original Rights Agreement is hereby amended by adding the following new sentence to Section 21 immediately after the end of the existing second sentence of Section 21:

“Resignation or removal of the Rights Agent as transfer agent for the Company shall also constitute resignation or removal of the Rights Agent as Rights Agent pursuant to this Agreement.”

6.     REVIEW BY INDEPENDENT TRUSTEES. The Original Rights Agreement is hereby amended by adding the following new Section 35:

Section 35. Review by Independent Trustees.

        Members of the Board of Trustees who are deemed “independent” under the rules of the New York Stock Exchange shall review this Agreement at least once every three (3) years to determine whether it should be continued or revoked. Following each such determination, the independent members of the Board of Trustees shall take such actions as they deem appropriate to reflect their determination. The obligations set forth under this Section 35 may be delegated to a committee comprised of independent members of the Board of Trustees.

7.     SHAREHOLDER APPROVAL. The Original Rights Agreement is hereby amended by adding the following new Section 36:

Section 36. Shareholder Approval.

        If the Agreement has not terminated on or prior to the Final Expiration Date, (i) the Board of Trustees shall submit the Agreement to shareholders of the Company for ratification as a separate ballot item at a special meeting of shareholders to be held on or prior to December 31, 2008 and (ii) if the Agreement is not ratified on or prior to December 31, 2008 by a majority of the votes cast on such issue at such special meeting duly called and at which a quorum is present, the Agreement shall terminate on December 31, 2008.

8.     FORCE MAJEURE. The Original Rights Agreement is hereby amended by adding the following new Section 37:

Section 37. Force Majeure.

        Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.

9.     EFFECT ON ORIGINAL. Except as specifically modified by this Amendment, the Original Rights Agreement shall remain unchanged and continue in full force and effect.

10.     COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute but one original; provided, however, this Amendment shall not be effective unless and until signed by the Company and the Rights Agent.

11.     GOVERNING LAW. This Amendment shall be deemed to be a contract made under the laws of the State of Alabama and for all purposes shall be governed by and construed in accordance with laws of such State.

12.     SEVERABILITY. If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Amendment shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

13.     BENEFITS OF THIS AGREEMENT. Nothing in the Original Rights Agreement, as amended by this Amendment, shall be construed to give to any Person other than the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares) any legal or equitable right, remedy or claim under the Original Rights Agreement, as amended by this Amendment; but the Original Rights Agreement, as amended by this Amendment, shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, registered holders of Common Shares).

14.     EFFECTIVE DATE. This Amendment shall become effective as of the date first written above.

[Signatures appear on the following page.]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and attested as of the date first written above.

COMPANY: COLONIAL PROPERTIES TRUST
Attest:
By: /s/ Kimberly A. Keuter Name: Kimberly A. Keuter Title: Assistant Corporate Secretary	By: /s/ John P. Rigrish Name: John P. Rigrish Title: Chief Administrative Officer & Corporate Secretary
RIGHTS AGENT: EQUISERVE TRUST COMPANY, N.A.
Attest:
By: /s/ James Walsh Name: James Walsh Title: Account Manager	By: /s/ Katherine Anderson Name: Katherine Anderson Title: Managing Director